UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2025

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	001-34762		31-1042001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. employer identification number)

255 East Fifth Street, Suite 900	Cincinnati,	Ohio	45202
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, No par value	FFBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.02    Unregistered Sales of Equity Securities.

The information provided in Section 8.01 of this Current Report on Form 8-K (this “Report”) is incorporated by reference into this Item 3.02. On November 1, First Financial Bancorp., an Ohio corporation (the “Company”), issued 2,753,094 shares of the Company’s common stock (the “Company Stock”) in accordance with the terms and subject to the conditions set forth in the Stock Purchase Agreement (the “Purchase Agreement”), by and between the Company and Ohio Farmers Insurance Company, an Ohio insurance company (the “Seller”), dated as of June 23, 2025. The Closing, as defined in the Purchase Agreement (the “Closing”), occurred on November 1, 2025, and the delivery of the Company Stock to the Seller was effected on November 3, 2025, which was the first business day following the Closing.

The offer and sale of the Company Stock was made to persons who are “accredited investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of the Company Stock is being made in reliance on the exemption from registration afforded under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act.

Item 7.01    Regulation FD Disclosure.

On November 3, 2025, the Company issued a press release announcing the completion of the previously announced transactions contemplated by the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 to this Report and is incorporated herein by reference.

The information contained in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01    Other Events.

On November 1, 2025, the Company completed its previously announced acquisition (the “Acquisition”) of Westfield Bancorp, Inc., an Ohio corporation (“HoldCo”), and HoldCo’s wholly-owned subsidiary, Westfield Bank, FSB, a federal savings bank (“Westfield Bank”), pursuant to the Purchase Agreement. On November 1, 2025, (i) immediately subsequent to the Closing, HoldCo merged with and into the Company, with the Company as the surviving corporation in the merger (the “Holding Company Merger”), and (ii) immediately subsequent to the Holding Company Merger, Westfield Bank merged with and into First Financial Bank, an Ohio chartered bank and wholly-owned subsidiary of the Company (the “Bank”), with the Bank as the surviving bank in the merger.

As consideration for the Acquisition, the Seller received (i) 2,753,094 shares of Company Stock, equal to $65,000,000 (the “Stock Consideration”), based on the volume weighted average price per share of Company Stock on NASDAQ for 10 consecutive trading date ending on the trading day immediately preceding the date of the Purchase Agreement, and (ii) a cash payment of $260,000,000 (the “Cash Consideration” and together with the Stock Consideration, the “Purchase Price”) for a total Purchase Price of $325,000,000.

The foregoing description of the Acquisition and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 23, 2025 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1*
Stock Purchase Agreement by and between First Financial Bancorp. and Ohio Farmers Insurance Company, dated as of June 23, 2025 (Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed June 23, 2025).

99.1	First Financial Bancorp. Press Release, dated November 3, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Karen B. Woods
Karen B. Woods
General Counsel

Date:	November 3, 2025